Exhibit 99.1

Press Release	Investor Contact:	Media Contact:
	Will Gabrielski	Brendan Ranson-Walsh
	Senior Vice President, Finance, Investor Relations	Vice President, Global Communications & Corporate Responsibility
	213.593.8208	213.996.2367
	William.Gabrielski@aecom.com	Brendan.Ranson-Walsh@aecom.com

AECOM announces changes to its Board of Directors in collaboration with Starboard Value

Starboard Value agrees to vote in favor of slate at 2021 Annual Meeting

LOS ANGELES (Dec. 8, 2020) – AECOM (NYSE:ACM), the world’s premier infrastructure consulting firm, today announced changes to its Board of Directors. Such changes include:

•	The nominations of Diane C. Creel and Sander van’t Noordende as new independent directors for election to its Board of Directors at the Company’s 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”), which is anticipated to occur on February 24, 2021. Ms. Creel and Mr. van’t Noordende will begin onboarding immediately and will formally join the board at the 2021 Annual Meeting.

•	Lydia H. Kennard, whose appointment was previously announced, will join the Board effective December 14, 2020.

•	Dr. Robert J. Routs will retire from the Board and not stand for re-election at the 2021 Annual Meeting.

•	As previously disclosed, Steven Kandarian will not stand for re-election at the 2021 Annual Meeting.

•	AECOM has agreed to re-nominate for election at the 2021 Annual Meeting all other current board members including the three directors previously appointed pursuant to the 2019 agreement with Starboard Value.

With these changes, seven of the eleven AECOM Board members will have been appointed within the past year.

“AECOM has transformed itself into a premier Professional Services business, and the additions of Diane, Sander and Lydia will further strengthen our Board as we execute our strategy focused on generating value for all of our stakeholders,” said Douglas W. Stotlar, Chairman of AECOM’s Board of Directors. “Together with Starboard, we have thoughtfully pursued the evolution of our Board to best support our company’s strategy and will now benefit from an exceptional combination of specialized skillsets and expertise. The completion of this process puts our company on a stronger path forward that will benefit all AECOM stakeholders. The AECOM board is comprised of highly respected industry leaders that bring a broad array of expertise to best guide the Company as it advances its strategy to set a new standard of excellence in the Professional Services industry.”

Mr. Stotlar continued, “On behalf of our Board, I thank both Rob and Steve for their significant contributions to our company over the years and wish them the best in their future endeavors.”

Peter Feld, managing member of Starboard Value said, “We are pleased with these additional changes to the board of AECOM resulting in seven of the eleven board members having been appointed within the past year. AECOM is an industry leader with significant opportunity for growth and continued margin expansion. We are pleased with the recent trajectory of improved financial results and we believe AECOM remains significantly undervalued with great opportunities ahead to create value for the benefit of all shareholders.”

“As demonstrated by the strong performance reflected in our recently reported fiscal year end results, AECOM’s strategic transition to a premier Professional Services firm is creating value for our shareholders, delivering positive results and positioning the business for success in 2021 and beyond,” said Troy Rudd, AECOM’s chief executive officer. “In fiscal year 2020, we delivered another year of enhanced profitability that exceeded our guidance, even amid a challenging environment for nearly all industries across the globe. We are pleased with Starboard’s partnership as we continue to deliver on our shared goal of delivering value to all AECOM shareholders.”

About Diane C. Creel

Diane Creel is an experienced engineering and construction industry professional who has served in chief executive and public company director roles. She previously served as Chairman and Chief Executive Officer of Ecovation, a leading wastewater management company, before the sale of the company to Ecolab. In addition, as Chairman and Chief Executive Officer, she helped build and lead Earth Tech, a consulting and engineering firm that was subsequently acquired by AECOM. She has served on several industry boards, including the URS Corp. and Foster Wheeler boards, and now serves on the Allegheny Technology, TimkenSteel and Enpro boards. She holds a masters degree in communications from the University of Southern California.

About Sander van’t Noordende

Sander van’t Noordende is an experienced executive in the professional services industry, having most recently served as the Global Chief Executive of the Products Operating Group at Accenture, a global professional services company with leading capabilities in digital, cloud, security and operations. He also currently serves on the board of several organizations, including Micro Focus, a leading infrastructure software company with global scale, and Out & Equal, a nonprofit organization dedicated to achieving lesbian, gay, bisexual, and transgender workplace equality. He holds a degree in Industrial Engineering, specializing in Finance and Marketing, from the Eindhoven University of Technology, Netherlands.

About Lydia H. Kennard

Lydia Kennard is a respected leader with deep industry expertise who currently serves as the President and CEO of KDG Construction Consulting and as a founding principal of Airport Property Ventures. Her professional career has spanned aviation, construction management, corporate law, real estate development and urban planning, as well as serving as a director and trustee for several publicly traded companies and nonprofit organizations. She currently serves as a member of the board of directors of Prologis, an industrial REIT, Freeport-McMoRan, a natural resources company, and Healthpeak Properties, Inc., a healthcare REIT. She holds a juris doctor degree from Harvard Law School, a master’s degree in City Planning from the Massachusetts Institute of Technology (MIT) and a bachelor’s degree in Urban Planning and Management from Stanford University.

About AECOM

AECOM (NYSE:ACM) is the world’s premier infrastructure consulting firm, delivering professional services throughout the project lifecycle – from planning, design and engineering to program and construction management. On projects spanning transportation, buildings, water, energy and the environment, our public- and private-sector clients trust us to solve their most complex challenges. Our teams are driven by a common purpose to deliver a better world through our unrivaled technical expertise and innovation, a culture of equity, diversity and inclusion, and a commitment to environmental, social and governance priorities. AECOM is a Fortune 500 firm and its Professional Services business had revenue of $13.2 billion in fiscal year 2020. See how we deliver what others can only imagine at aecom.com and @AECOM.

About Starboard Value

Starboard Value LP is a New York-based investment adviser with a focused and differentiated fundamental approach to investing primarily in publicly traded U.S. companies. Starboard seeks to invest in deeply undervalued companies and actively engages with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Forward-Looking Statements

All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, coronavirus impacts, risk profile and investment strategies, and any statements regarding future economic conditions or performance, and the expected financial and operational results of AECOM. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; impacts caused by the coronavirus and the related economic instability and market volatility, including the reaction of governments to the coronavirus, including any prolonged period of travel, commercial or other similar restrictions, the delay in commencement, or temporary or permanent halting of construction, infrastructure or other projects, requirements that we remove our employees or personnel from the field for their protection, and delays or reductions in planned initiatives by our governmental or commercial clients or potential clients; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; high leverage and potential inability to service our debt and guarantees; exposure to Brexit; exposure to political and economic risks in different countries; currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension cost; cybersecurity issues, IT outages and data privacy; risks associated with the benefits and costs of the Management Services transaction, including the risk that the expected benefits of the Management Services transaction or any contingent purchase price will not be realized within the expected time frame, in full or at all; the risk that costs of restructuring transactions and other costs incurred in connection with the Management Services transaction will exceed our estimates or otherwise adversely affect our business or operations; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement.

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